UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2020 (September 2, 2020)

Global Medical REIT Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-37815	46-4757266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Bethesda Metro Center, Suite 440

Bethesda, MD

20814

(Address of principal executive offices)

(Zip Code)

(202) 524-6851

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	GMRE	NYSE
Series A Preferred Stock, par value $0.001 per share	GMRE PrA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2020 annual meeting of stockholders of Global Medical REIT Inc. (the “Company”) held on September 2, 2020 (the “2020 Annual Meeting”), the Company’s stockholders: (i) elected the nine nominated directors to the Company’s Board of Directors, (ii) approved, on an advisory basis, the compensation of the Company’s named executive officers, and (iii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020. The full results of the matters voted on at the 2020 Annual Meeting are set forth below:

Proposal 1 — Election of Directors:

Nominee for Director	For	Against	Abstain	Broker Non-Votes
Jeffrey M. Busch	29,000,265	1,546,170	54,140	8,467,599
Matthew Cypher	30,424,621	121,663	54,290	8,467,600
Zhang Jingguo	19,040,131	11,497,884	62,556	8,467,603
Ronald Marston	28,735,312	1,810,637	54,625	8,467,600
Roscoe Moore, Jr.	30,401,139	142,442	56,993	8,467,600
Henry E. Cole	30,355,061	185,926	59,587	8,467,600
Zhang Huiqi	29,574,081	962,366	64,128	8,467,599
Paula R. Crowley	30,508,857	39,331	52,385	8,467,601
Lori Wittman	30,503,124	43,815	53,634	8,467,601

Proposal 2 — Advisory Vote on Named Executive Officer Compensation:

For	Against	Abstain	Broker Non-Votes
27,813,152	2,083,803	703,617	8,467,602

Proposal 3 — Ratification of Appointment of Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
38,916,211	53,610	98,353	0

Item 7.01	Regulation FD Disclosure.

On September 3, 2020, the Company issued a press release announcing the dividends disclosed in Item 8.01 below. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Item 7.01 of this Current Report on Form 8-K, including the press release in Exhibit 99.1, is being “furnished” and, as such, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

On September 2, 2020, the Company announced the declaration of:

•	a cash dividend for the third quarter of 2020 of $0.20 per share of common stock to stockholders of record as of September 24, 2020, to be paid on October 8, 2020; and

•	a cash dividend of $0.46875 per share to holders of its Series A Cumulative Redeemable Preferred Stock, $0.001 par value per share (the “Series A Preferred Stock”), of record as of October 15, 2020, to be paid on October 31, 2020. This dividend represents the Company’s quarterly dividend on its Series A Preferred Stock for the period from July 31, 2020 through October 30, 2020.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release issued September 3, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Medical REIT Inc.

	By:	/s/ Jamie A. Barber
Jamie A. Barber
Secretary and General Counsel

Date: September 3, 2020